UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2026
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RALLYBIO CORPORATION
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	234 Church Street, New Haven, Connecticut	06510
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 203 859-3820
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2026, Rallybio Corporation (Rallybio) announced that Steven Ryder, M.D., who has served as Rallybio’s Chief Medical Officer since January 2019, will leave Rallybio effective immediately.

In connection with Dr. Ryder’s separation, Rallybio and Dr. Ryder have entered into a separation agreement (the Separation Agreement) pursuant to which, among other things, Dr. Ryder will receive the severance payments and benefits to which he is entitled under his previously disclosed employment agreement with Rallybio (the Employment Agreement) upon a termination by Rallybio without cause (the Initial Severance Amounts). In addition, upon the closing of Rallybio’s pending business combination with Candid Therapeutics, Inc. (Candid) pursuant to the Agreement and Plan of Merger and Reorganization, dated March 1, 2026, among Rallybio, Candid and a wholly-owned subsidiary of Rallybio (the Merger Agreement), Dr. Ryder will receive the severance payments and benefits to which he is entitled under the Employment Agreement upon a termination by Rallybio without cause following a change of control, less the Initial Severance Amounts paid to him. Any restricted stock, stock options and other equity or equity-based awards granted to Dr. Ryder by Rallybio will remain outstanding and eligible to vest in accordance with the terms of the Merger Agreement, remaining exercisable until ninety (90) days following the closing of the Merger.

The foregoing description of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Separation Agreement, a copy of which Rallybio will file with its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date:	March 31, 2026	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer and Treasurer